The Dreyfus Fund
Incorporated



ANNUAL REPORT
December 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund
                                                                   Incorporated

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Douglas D. Ramos, CFA, and Hilary Woods.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, and Hilary Woods, Portfolio Managers

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund's total return was -10.07% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -11.88%.(2)

We attribute the fund and market's absolute performance primarily to a slowing U.S. economy, which drove down prices of most stocks during the reporting period, particularly among growth-oriented areas. However, the fund succeeded in surpassing the benchmark' s returns on the strength of its stock selection strategy in the communications services, consumer cyclical and energy areas.

What is the fund's investment approach?

The Dreyfus Fund Incorporated invests primarily in stocks of well-established U.S. companies that we believe demonstrate the potential to outperform the S&P 500 Index. Our investment approach targets both growth- and value-oriented stocks.

Our disciplined investment process sifts through over 1,500 equity securities to identify the relatively small number of stocks that best meet our criteria.We start with computerized, quantitative analysis of all potential targets, scoring each stock on a wide range of growth, valuation, leverage, earnings surprise, momentum and risk factors.Our team of experienced analysts then further narrows the field by examining the specifics of each top-ranked candidate. We observe their operations, interview corporate management and conduct detailed surveys of the competitive environment, seeking catalysts likely to spark a change in a company' s market value.Armed with these analytical insights, we decide which stocks to purchase and whether any current holdings should be sold.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The U.S. economy slowed throughout 2001, slipping into recession during the first quarter of the reporting period. As economic activity weakened, a wide range of companies posted disappointing earnings and revenues, and warned of the possibility of future disappointments. These conditions drove stock prices lower across most industry groups. Technology stocks proved particularly weak because of a sharp reduction in technology-related business spending by corporations. The fund was hurt by the dip in technology to nearly the same degree as its benchmark.

The fund delivered above-average performance in several other areas, however. The fund realized its best results relative to its benchmark in the communications services area, where we emphasized relatively defensive names such as regional carriers Verizon Communications, SBC Communications and Bell South. These stocks retained more of their value than those of pure cellular companies and other, more growth-oriented businesses. The fund also achieved good results with individual stock selections among consumer cyclicals, with holdings focused on discounters such as Wal-Mart Stores and general merchandise retailers such as Sears, Roebuck & Co. Finally, the fund also outperformed in the energy group, largely because of its success in avoiding Enron, which suffered a well-publicized bankruptcy late in the reporting period.

On the other hand, results in the financial services and health care groups detracted slightly from the fund's performance. Financial stocks, the largest single investment area for the benchmark and the fund, lost ground because of rising loan losses and lower levels of trading activity on Wall Street. The fund' s financial stocks fell to a slightly greater degree than the benchmark's because of the disappointing performance of a few specific stocks such as Bank of New York and American Express. In health care, the fund lost ground due to its relatively large exposure to pharmaceutical companies at a time when these stocks were out of favor. However, the negative impact of invest ments on a relative basis to the S&P 500 Index in these areas was outweighed by the fund's strong relative returns in communications services, consumer cyclicals and energy mentioned earlier.

What is the fund's current strategy?

As of the end of the reporting period, we have placed slightly greater emphasis on cyclical and growth-oriented stocks, and we have de-emphasized traditionally defensive sectors. We believe that interest-rate cuts by the Federal Reserve Board have set the stage for future economic recovery, creating a more favorable environment for growth. Accordingly, the fund currently holds a slightly higher percentage of technology and basic materials stocks than its benchmark, and a slightly smaller percentage of financial and consumer staples stocks. We continue to adhere to our investment discipline of evaluating individual companies and stocks in seeking to outperform the S&P 500 Index. However, as always, we are prepared to change our strategies and the fund's composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in the Dreyfus Fund Incorporated and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                              Standard & Poor's 500
           The Dreyfus Fund      Composite Stock
  PERIOD     Incorporated         Price Index *


 12/31/91       10,000               10,000
 12/31/92       10,553               10,761
 12/31/93       11,224               11,844
 12/31/94       10,746               11,999
 12/31/95       13,300               16,502
 12/31/96       15,408               20,289
 12/31/97       17,064               27,055
 12/31/98       19,990               34,793
 12/31/99       24,802               42,110
 12/31/00       21,262               38,278
 12/31/01       19,122               33,732


* Source: Lipper Inc.


--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                          (10.07)%             4.41%             6.70%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE DREYFUS FUND INCORPORATED ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--98.6%                                                                             Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

Lamar Advertising                                                                               225,000  (a)           9,526,500

McGraw-Hill Cos.                                                                                120,000                7,317,600

                                                                                                                      16,844,100

CONSUMER DURABLES--.2%

Newell Rubbermaid                                                                               165,000                4,549,050

CONSUMER NON-DURABLES--6.5%

Anheuser-Busch Cos.                                                                             164,000                7,414,440

Coca-Cola                                                                                       550,000               25,932,500

Colgate-Palmolive                                                                               104,000                6,006,000

General Mills                                                                                   150,000                7,801,500

Gillette                                                                                        420,000               14,028,000

Kimberly-Clark                                                                                  145,000                8,671,000

Kraft Foods, Cl. A                                                                              280,000                9,528,400

Philip Morris Cos.                                                                              387,000               17,743,950

Procter & Gamble                                                                                235,000               18,595,550

UST                                                                                             130,600                4,571,000

                                                                                                                     120,292,340

CONSUMER SERVICES--2.6%

Carnival                                                                                        395,000               11,091,600

Clear Channel Communications                                                                    200,000  (a)          10,182,000

Comcast, Cl. A                                                                                  192,700  (a)           6,937,200

McDonald's                                                                                      236,800                6,268,096

Viacom, Cl. B                                                                                   313,310  (a)          13,832,637

                                                                                                                      48,311,533

ELECTRONIC TECHNOLOGY--13.8%

Agilent Technologies                                                                             77,000  (a)           2,195,270

Altera                                                                                          261,600  (a)           5,551,152

Applied Materials                                                                               147,000  (a)           5,894,700

Boeing                                                                                          250,000                9,695,000

Cisco Systems                                                                                 1,288,300  (a)          23,331,113

Compaq Computer                                                                                 986,000                9,623,360

Dell Computer                                                                                   637,000  (a)          17,313,660

EMC                                                                                             381,700  (a)           5,130,048

Emulex                                                                                          118,700  (a)           4,689,837

Hewlett-Packard                                                                                 328,000                6,737,120

Intel                                                                                         1,330,000               41,828,500

International Business Machines                                                                 315,000               38,102,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lam Research                                                                                    355,000  (a)           8,243,100

Micron Technology                                                                               316,000  (a)           9,796,000

Motorola                                                                                        534,000                8,020,680

QLogic                                                                                           88,000  (a)           3,916,880

Qualcomm                                                                                        201,000  (a)          10,150,500

Raytheon                                                                                        300,000                9,741,000

Sun Microsystems                                                                                588,800  (a)           7,265,792

Teradyne                                                                                        266,000  (a)           8,017,240

Texas Instruments                                                                               469,300               13,140,400

United Technologies                                                                             135,000                8,725,050

                                                                                                                     257,108,802

ENERGY MINERALS--5.3%

Anadarko Petroleum                                                                              130,000                7,390,500

Conoco, Cl. B                                                                                   375,000               10,612,500

Exxon Mobil                                                                                   1,300,000               51,090,000

Ocean Energy                                                                                    430,000                8,256,000

Phillips Petroleum                                                                              165,000                9,942,900

Royal Dutch Petroleum, ADR                                                                      235,000               11,519,700

                                                                                                                      98,811,600

FINANCE--15.9%

Allstate                                                                                        549,000               18,501,300

American Express                                                                                456,000               16,274,640

American International Group                                                                    564,886               44,851,948

Bank One                                                                                        275,000               10,738,750

Bank of America                                                                                 372,000               23,417,400

Bank of New York                                                                                200,000                8,160,000

Citigroup                                                                                       700,055               35,338,776

Federal Home Loan Mortgage                                                                      141,000                9,221,400

Federal National Mortgage Association                                                           173,000               13,753,500

Fifth Third Bancorp                                                                             150,000                9,237,000

FleetBoston Financial                                                                           250,000                9,125,000

GE Investment Private Placement I, L.P. (Units)                                                   4.140  (d)           7,207,665

Goldman Sachs Group                                                                              47,000                4,359,250

Household International                                                                          83,000                4,809,020

J.P. Morgan Chase                                                                               150,000                5,452,500

Marsh & McLennan Cos.                                                                           102,000               10,959,900

Morgan Stanley Dean Witter                                                                      339,000               18,963,660


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

PNC Financial Services Group                                                                    125,000                7,025,000

USA Education                                                                                   171,600               14,417,832

Wells Fargo                                                                                     350,000               15,207,500

XL Capital, Cl. A                                                                               107,000                9,775,520

                                                                                                                     296,797,561

HEALTH SERVICES--2.9%

AdvancePCS                                                                                      270,000  (a)           7,924,500

HCA-Healthcare                                                                                  471,000  (a)          18,152,340

Healthsouth                                                                                     544,000  (a)           8,062,080

Wellpoint Health Networks                                                                       175,000  (a)          20,448,750

                                                                                                                      54,587,670

HEALTH TECHNOLOGY--12.7%

Abbott Laboratories                                                                             302,000               16,836,500

American Home Products                                                                          229,000               14,051,440

Amgen                                                                                           183,200  (a)          10,339,808

Baxter International                                                                            198,000               10,618,740

Bristol-Myers Squibb                                                                            478,000               24,378,000

Galen Partners II, L.P. (Units)                                                                   2.145  (d)           1,765,989

IDEC Pharmaceuticals                                                                            177,000  (a)          12,200,610

Johnson & Johnson                                                                               437,000               25,826,700

King Pharmaceuticals                                                                            230,666  (a)           9,717,959

Medtronic                                                                                       236,000               12,085,560

Merck & Co.                                                                                     540,000               31,752,000

Pfizer                                                                                        1,245,500               49,633,175

Teva Pharmaceutical Industries, ADR                                                             119,000                7,333,970

Zimmer Holdings                                                                                 331,100  (a)          10,111,794

                                                                                                                     236,652,245

INDUSTRIAL SERVICES--1.4%

Baker Hughes                                                                                    250,000                9,117,500

Noble Drilling                                                                                  115,000  (a)           3,914,600

Schlumberger                                                                                    125,000                6,868,750

Waste Management                                                                                174,000                5,552,340

Yorktown Energy Partners, L.P. (Units)                                                              .26  (d)             400,667

                                                                                                                      25,853,857

NON-ENERGY MINERALS--1.5%

Alcoa                                                                                           350,000               12,442,500

Newmont Mining                                                                                  350,000                6,688,500

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------

NON-ENERGY MINERALS (CONTINUED)

Weyerhaeuser                                                                                    175,000                9,464,000

                                                                                                                      28,595,000

PROCESS INDUSTRIES--2.2%

Air Products & Chemicals                                                                        200,000                9,382,000

Dow Chemical                                                                                    329,027               11,114,532

duPont (E.I.) deNemours                                                                         195,000                8,289,450

International Paper                                                                             240,000                9,684,000

Monsanto                                                                                         67,200                2,271,360

                                                                                                                      40,741,342

PRODUCER MANUFACTURING--8.2%

Caterpillar                                                                                     200,000               10,450,000

Danaher                                                                                         125,000                7,538,750

Deere                                                                                           240,000               10,478,400

Emerson Electric                                                                                175,000                9,992,500

General Electric                                                                              1,250,000               50,100,000

Georgia-Pacific                                                                                 150,000                4,141,500

Honeywell International                                                                         315,000               10,653,300

Illinois Tool Works                                                                             100,000                6,772,000

Johnson Controls                                                                                125,000               10,093,750

Minnesota Mining & Manufacturing                                                                150,000               17,731,500

Tyco International                                                                              265,000               15,608,500

                                                                                                                     153,560,200

RETAIL TRADE--8.4%

Costco Wholesale                                                                                180,000  (a)           7,988,400

Dollar Tree Stores                                                                              275,000  (a)           8,500,250

Home Depot                                                                                      375,000               19,128,750

Lowe's Cos.                                                                                     165,000                7,657,650

May Department Stores                                                                           157,400                5,820,652

SK Equity Fund, L.P. (Units)                                                                      8.685  (d)          33,440,592

Safeway                                                                                         200,000  (a)           8,350,000

Sears, Roebuck & Co.                                                                            225,000               10,719,000

Staples                                                                                         400,000  (a)           7,480,000

Target                                                                                          171,000                7,019,550

Wal-Mart Stores                                                                                 700,000               40,285,000

                                                                                                                     156,389,844


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--7.5%

AOL Time Warner                                                                                 500,000  (a)          16,050,000

Accenture, Cl. A                                                                                313,600  (a)           8,442,112

Adobe Systems                                                                                   219,000                6,799,950

Anthem                                                                                           66,000  (a)           3,267,000

Computer Associates International                                                               289,000                9,967,610

Electronic Data Systems                                                                          82,000                5,621,100

First Data                                                                                       66,000                5,177,700

Microsoft                                                                                       933,000  (a)          61,829,910

Oracle                                                                                        1,040,800  (a)          14,373,448

PeopleSoft                                                                                      100,000  (a)           4,020,000

Veritas Software                                                                                 72,000  (a)           3,227,040

                                                                                                                     138,775,870

TRANSPORTATION--.8%

CSX                                                                                             175,000                6,133,750

FedEx                                                                                           150,000  (a)           7,782,000

                                                                                                                      13,915,750

UTILITIES--7.8%

AES                                                                                             156,900  (a)           2,565,315

AT&T                                                                                            837,000               15,183,186

Allegheny Energy                                                                                147,000                5,324,340

BellSouth                                                                                       346,400               13,215,160

Duke Energy                                                                                     508,800               19,975,488

El Paso                                                                                         197,873                8,827,115

Exelon                                                                                          128,000                6,128,640

Liberty Media Group, Cl. A                                                                      638,000  (a)           8,932,000

NEXTEL Communications, Cl. A                                                                    134,000  (a)           1,468,640

SBC Communications                                                                              624,288               24,453,361

Sprint (FON Group)                                                                              160,000                3,212,800

TXU                                                                                             280,000               13,202,000

Verizon Communications                                                                          498,100               23,639,826

                                                                                                                     146,127,871

TOTAL COMMON STOCKS

   (cost $1,519,409,943)                                                                                           1,837,914,635

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.1%                                                                  Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES--1.8%

Federal Home Loan Banks,

   1.47%, 1/2/2002                                                                           33,856,000               33,854,617

U.S. TREASURY BILLS--.3%

   1.64%, 1/10/2002                                                                           3,003,000  (b)           3,001,919

   1.80%, 2/7/2002                                                                            1,005,000  (c)           1,003,382

   1.68%, 2/14/2002                                                                           2,044,000  (c)           2,039,953

                                                                                                                       6,045,254

TOTAL SHORT-TERM INVESTMENTS

   (cost $39,899,330)                                                                                                 39,899,871
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,559,309,273)                                                          100.7%            1,877,814,506

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.7%)             (14,376,026)

NET ASSETS                                                                                       100.0%            1,863,438,480

(A)  NON-INCOME PRODUCING

(B)  PARTIALLY  HELD BY THE CUSTODIAN IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

(C)  PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

(D)  SECURITIES  RESTRICTED  AS  TO  PUBLIC  RESALE.  INVESTMENT  IN  RESTRICTED
     SECURITIES  WITH AN  AGGREGATE  MARKET  VALUE OF  $42,814,913  REPRESENTING
     APPROXIMATELY 2.3% OF NET ASSETS (SEE BELOW).

                                                                                          Net
                                                         Acquisition      Purchase     Assets
Issuer                                                          Date      Price ($)*       (%)       Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private Placement
   Partners I, L.P. (Units)                          5/28/91-9/13/95     1,740,982        .39     1,740,982 per unit

Galen Partners II, L.P. (Units)                       1/28/93-1/3/97       823,305        .09       823,305 per unit

SK Equity Fund, L.P. (Units)                        12/6/92-10/30/96     1,025,971       1.79     3,850,385 per unit

Yorktown Energy Partners, L.P.
   (Units)                                            3/5/91-9/15/95     1,617,179        .02     1,541,027 per unit

*    AVERAGE COST.

**   THE VALUATION OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER
     THE  DIRECTION OF THE BOARD OF DIRECTORS.  SUBJECT TO CERTAIN  LIMITATIONS,
     THE FUND HAS COMMITMENTS TO INVEST IN THE LIMITED PARTNERSHIP LISTED BELOW:

                                                                                Portion of Committed
Issuer                                                                            Amounts Uninvested
------------------------------------------------------------------------------------------------------------------------------------

Galen Partners II, L.P. (Units)                                                             $147,742

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 2001

                                                              Market Value                               Unrealized
                                                                Covered by                            (Depreciation)
                                            Contracts         Contracts ($)        Expiration       at 12/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                             106           30,453,800         March 2002                (7,950)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

December 31, 2001


COMMON STOCKS                                           Shares    Value ($)
--------------------------------------------------------------------------------

XL Capital , Cl. A
   (proceeds $4,257,475)                                47,000   4,293,920

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,559,309,273  1,877,814,506

Cash                                                                    120,370

Receivable from brokers for proceeds on securities sold short         4,257,475

Dividends and interest receivable                                     2,194,061

Receivable for investment securities sold                             2,148,900

Receivable for shares of Common Stock subscribed                         42,852

Prepaid expenses                                                         48,862

                                                                  1,886,627,026
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,147,871

Payable for investment securities purchased                          16,015,662

Securites sold short, at value (proceeds $4,257,475)
  --See Statement of Securities Sold Short                            4,293,920

Payable for shares of Common Stock redeemed                           1,181,553

Payable for futures variation margin--Note 4                            267,650

Accrued expenses                                                        281,890

                                                                     23,188,546
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,863,438,480
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,560,421,664

Accumulated undistributed investment income--net                      2,246,649

Accumulated net realized gain (loss) on investments                 (17,690,671)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($7,950) net unrealized
  (depreciation) on financial futures]                              318,460,838
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,863,438,480
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Common Stock authorized)        186,480,239

NET ASSET VALUE, offering and redemption price per share ($)               9.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $101,213 foreign taxes withheld at source)   23,969,870

Interest                                                             2,834,083

TOTAL INCOME                                                        26,803,953

EXPENSES:

Management fee--Note 3(a)                                           12,724,511

Shareholder servicing costs--Note 3(a)                               1,283,762

Custodian fees--Note 3(a)                                              127,230

Directors' fees and expenses--Note 3(b)                                 68,651

Professional fees                                                       66,413

Loan commitment fees--Note 2                                            34,138

Registration fees                                                       30,086

Dividends on securities sold short                                      21,620

Prospectus and shareholders' reports                                    14,859

Miscellaneous                                                           12,856

TOTAL EXPENSES                                                      14,384,126

INVESTMENT INCOME--NET                                              12,419,827
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,592,845)

Net realized gain (loss) on financial futures                          994,174

NET REALIZED GAIN (LOSS)                                            (4,598,671)

Net unrealized appreciation (depreciation) on investments
  [including ($7,950) net unrealized (depreciation) on financial
futures]                                                          (230,369,311)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (234,967,982)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (222,548,155)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,419,827          11,037,295

Net realized gain (loss) on investments        (4,598,671)         (1,743,286)

Net unrealized appreciation (depreciation)
   on investments                            (230,369,311)       (388,571,813)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (222,548,155)       (379,277,804)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                  (11,457,466)         (10,238,980)

From net realized gain on investments                  --         (22,183,682)

In excess of net realized gain on investments (4,040,350)         (10,186,235)

TOTAL DIVIDENDS                              (15,497,816)         (42,608,897)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 471,724,789         775,864,634

Dividends reinvested                           13,070,018          36,455,081

Cost of shares redeemed                      (623,447,123)       (980,921,043)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (138,652,316)       (168,601,328)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (376,698,287)       (590,488,029)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,240,136,767       2,830,624,796

END OF PERIOD                               1,863,438,480       2,240,136,767

Undistributed investment income--net            2,246,649             798,315
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    44,277,731          61,597,033

Shares issued for dividends reinvested          1,326,107           2,884,337

Shares redeemed                               (59,147,225)        (77,675,047)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (13,543,387)        (13,193,677)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                          2001            2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                   11.20           13.28            11.52            9.93           10.82

Investment Operations:

Investment income--net                                     .06(a)          .05(a)           .05(a)          .10             .10

Net realized and unrealized
   gain (loss) on investments                            (1.19)          (1.92)            2.65            1.60            1.01

Total from Investment Operations                         (1.13)          (1.87)            2.70            1.70            1.11

Distributions:

Dividends from investment
   income--net                                            (.06)           (.05)            (.06)           (.11)           (.08)

Dividends from net realized gain
   on investments                                           --            (.11)            (.88)             --           (1.78)

Dividends in excess of net realized
   gain on investments                                    (.02)           (.05)              --              --            (.14)

Total Distributions                                       (.08)           (.21)            (.94)           (.11)          (2.00)

Net asset value, end of period                            9.99           11.20            13.28           11.52            9.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        (10.07)         (14.27)           24.07           17.15           10.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                      .73             .71              .71             .73             .71

Ratio of net investment income
   to average net assets                                   .63             .42              .43             .82             .85

Portfolio Turnover Rate                                  60.55           79.41            58.61          109.61          201.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,863,438       2,240,137        2,830,625       2,586,645       2,628,072

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $52,465 during the period ended December 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,246,649, accumulated capital losses $5,848,526 and unrealized appreciation $306,618,693.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $5,848,526 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $11,457,466 and $22,743,938 and long-term capital gains $4,040,350 and $19,864,959.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $485,973, increased accumulated net realized gain (loss) on investments by $1,134,585 and decreased paid-in capital by $1,620,558. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $889,822 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2001, the fund was charged $127,230 pursuant to the custody agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(C) During the period ended December 31, 2001, the fund incurred total brokerage commissions of $2,462,505, of which $151,600 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended December 31, 2001:

                                       Purchases ($)         Sales ($)
--------------------------------------------------------------------------------

Long transactions                     1,158,348,013     1,219,998,698

Short sale transactions                          --         4,257,475

     TOTAL                            1,158,348,013     1,224,256,173


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at December 31, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2001 are set forth in the Statement of Financial Futures.

At December 31, 2001, accumulated net unrealized appreciation on investments was $318,505,233, consisting of $366,651,447 gross unrealized appreciation and $48,146,214 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statements of investments, financial futures and securities sold short, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
February 11, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0207 per share as a long-term capital gain distribution of the $.0310 per share paid on June 29, 2001.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)             Principal Occupation           Other Directorships                                          for which Board
Position, (held since) During Past 5 Years            And Affiliations                                             Member Serves
---------------------  --------------------           -----------------------------------------------------        ----------------

Joseph S. DiMartino    o Chairman of the Board of     o Muscular Dystrophy                                               190
(58)                     various funds in the           Association
Chairman of the Board    Dreyfus Family of Funds      o Plan Vista Corporation (formerly HealthPlan Services
(1995)                                                  Corporation), a provider of marketing, administrative
                                                        and risk management services to health and other
                                                        benefit programs
                                                      o Carlyle Industries, Inc., button packager and distributor
                                                      o Century Business Services, Inc.,  provider of various
                                                        outsourcing  functions for small and medium size companies
                                                      o TheNewark Group, privately held  company providing a
                                                        national  network of paper recovery facilities, paperboard mills and  paperboard converting plants
                                                      o QuikCAT.com, Inc., private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

Lucy Wilson Benson     o President of Benson and      o COMSAT Corporation, a                                             35
(74)                   Associates,
Board Member (1981)    consultants to business and    telecommunications company
                       government
                       o Vice Chairman of the         o Alfred P. Sloan Foundation
                       Citizens
                       Network for Foreign Affairs    o Lafayette College
                       o Vice Chairman of The         o A member of the council of
                       Atlantic
                       Council of the U.S.            foreign relations

David W. Burke (65)    o Corporate Director and       o Former Chairman of the Broadcasting                                62
                         Trustee.                       Board of Governors (August 1994-November 1998)
Board Member (1994)


Martin D. Fife (74)    o Magar Inc., a company        o Chairman of the Board Magar Inc.,                                  14
Board Member (1974)      specializing in                a company specializing in the financial
                         financial products and         products and developing early stage companies
                         developing early stage
                         companies, Chairman
                       o Skysat Communications
                         Network Corporation, a
                         company developing
                         telecommunications systems,
                         Chairman and Chief Executive
                         Officer

Whitney I. Gerard (67) o Partner of the New York                                                                          14
Board Member (1973)      City law firm of Chadbourne
                         & Parke LLP.

Arthur A. Hartman (75) o First NIS Regional Fund      o Ford Meter Box Corporation, Board Member                          14
Board Member (1989)      (ING/BARINGS Management)     o APCO Associates, Inc., Senior Consultant
                         and New Russia Fund,
                         Chairman

George L. Perry (68)   o Brookings Institution,       o State Farm Mutual Automobile Association, Director                14
                         Economist and Senior
Board Member (1989)      Fellow (1969-Present)
                       o Co-director of the           o State Farm Life Insurance Company, Director
                         Brookings Panel on
                         Economic Activity
                       o The Brookings Papers, Editor


Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, Chief Operating Officer and a director of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, EXECUTIVE  VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 21 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                 For More Information

                        The Dreyfus Fund Incorporated
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  026AR1201